UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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LAREDO PETROLEUM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

LAREDO PETROLEUM, INC.

2021 Annual Meeting
Vote by May 19, 2021
11:59 PM ET



LAREDO PETROLEUM, INC.
15 W SIXTH STREET, SUITE 900
TULSA, OK 74119

D48259-P49958

You invested in LAREDO PETROLEUM, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021.**

Get informed before you vote

View the 2020 Annual Report to Stockholders and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 20, 2021
9:00 AM CDT

Bank of America Building
Lower Level
15 West Sixth Street
Tulsa, Oklahoma 74119

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items 1. Election of Directors Nominees: 01) Jarvis V. Hollingsworth 02) Lisa M. Lambert03) Lori A. Lancaster 04) Edmund P. Segner, IIIBoard RecommendsFor2. The ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2021. 3. Advisory vote to approve the compensation of the named executive officers. 4. To approve amendments to the Laredo Petroleum, Inc. Omnibus Equity Incentive Plan to, among other items, (1) require a double trigger for payout in the event of a change in control and (2) increase the maximum number of shares of our common stock usable under the plan from 1,492,500 shares to 2,432,500 shares. 5. To approve amendments to the Second Amended and Restated Certificate of Incorporation of Laredo Petroleum, Inc. to implement a majority voting standard for a stockholder vote to (1) amend certain provisions of the Charter, (2) amend the Bylaws or (3) remove a Director for cause. NOTE: In their discretion, the proxies are authorized to vote, act and consent on such other business as may properly come before the meeting or any adjournment thereof.For For ForFor